UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 3, 2006

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)

Registrant's telephone number, including area code: (781) 522-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Board of Directors Compensation

On May 3, 2006, the Board of Directors of Raytheon Company (the “Company”), upon the recommendation of the Management Development and Compensation Committee, approved a restricted stock award under the 1997 Nonemployee Directors Restricted Stock Plan (the “Nonemployee Directors Plan”) to each non-management director. Each director was awarded 1,738 shares of restricted stock, representing partial payment of his or her annual retainer for service on the Board of Directors of the Company. The restrictions on each restricted stock award will lapse on the date of the 2007 Annual Stockholders’ Meeting. The form of Restricted Stock Award Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated May 3, 2005. A complete description of the compensation program for non-management directors is contained in the Company’s Proxy Statement dated March 29, 2006.

Lead Director Compensation

Also on May 3, 2006, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, approved a restricted stock award under the Nonemployee Directors Plan to Michael C. Ruettgers, the lead director of the Board of Directors. Mr. Ruettgers was awarded 782 shares of restricted stock, representing partial payment for service as lead director. The restrictions on the restricted stock award will lapse on the date of the 2007 Annual Stockholders’ Meeting. A complete description of the lead director’s compensation is contained in the Company’s Proxy Statement dated March 29, 2006.

Long-Term Performance Plan

Also on May 3, 2006, stockholders of the Company approved the terms of performance awards under the Long-Term Performance Plan. A summary of the Long-Term Performance Plan was filed as Appendix A to the Company’s Proxy Statement dated March 29, 2006 and is attached hereto as Exhibit 10.1.

Executive Officer Compensation

The Board of Directors, upon the recommendation of the Management Development and Compensation Committee, granted awards under the 2006 Long-Term Performance Plan to the Chief Executive Officer and the four most highly compensated executive officers (the “Named Executive Officers”), subject to stockholder approval of the terms of the awards as described above. The Management Development and Compensation Committee also granted restricted stock unit awards pursuant to the 2006 Long-Term Performance Plan to a group of senior executives of the Company. The form of Performance Share Award Agreement is attached hereto as Exhibit 10.2.

Each senior executive received a restricted stock unit award entitling the executive to the right to earn shares of common stock or cash at the discretion of the Management Development and Compensation Committee upon the attainment of pre-established performance metrics over the three-year plan period. The performance criteria established for the 2006-2008 Long-Term Performance Plan performance period, which are independent of each other, are based on three metrics and weighted as follows: free cash flow (50%), total shareholder return relative to a peer group (25%) and return on invested capital (25%). The Management Development and Compensation Committee will review the Company’s performance in each of the three pre-established metrics and authorize payment in settlement of the awards, if any, in the first quarter of 2009. The Management Development and Compensation Committee established individual awards for each executive based upon an examination of compensation information compiled by an outside consultant from a peer group of public companies of a similar revenue size or that compete in the Company’s primary business areas. Each executive received an award with a threshold, target and maximum payout. The Named Executive Officers received the following awards:

Name and Position	Estimated Future Payout under 2006 Long-Term Performance Plan
	Threshold	Target	Maximum
William H. Swanson Chief Executive Officer	12,500	100,000	200,000
David C. Wajsgras Senior Vice President and Chief Financial Officer	3,125	25,000	50,000
James E Schuster Executive Vice President and CEO, Raytheon Aircraft Company	3,125	25,000	50,000
Jay B. Stephens Senior Vice President and General Counsel	3,125	25,000	50,000
Louise L. Francesconi Vice President and President, Missile Systems	3,125	25,000	50,000

Also on May 3, 2006, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, approved annual base salaries, targets under the Company’s 2006 Results Based Incentive (RBI) Plan, and restricted stock awards under the 2001 Plan for the Named Executive Officers as set forth in the following table. The Named Executive Officers’ compensation was unanimously approved by the independent directors.

Name and Position	2006 Annualized Salary(1)	2006 RBI Target(2)	Number of Shares of Restricted Stock(3)
William H. Swanson Chief Executive Officer	$1,200,014	200%	60,000
David C. Wajsgras (4) Senior Vice President and Chief Financial Officer	$700,000	100%	20,000
James E Schuster Executive Vice President and CEO, Raytheon Aircraft Company	$546,998	100%	18,500
Jay B. Stephens Senior Vice President and General Counsel	$616,491	100%	20,000
Louise L. Francesconi Vice President and President, Missile Systems	$476,383	100%	18,500

(1) The 2006 salary increases are effective in May 2006.

(2) The Management Development and Compensation Committee adopted performance metrics with respect to the 2006 RBI program on December 14, 2005. A summary of the 2006 RBI program was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 14, 2005.

(3) The restricted stock awards, granted pursuant to the Company’s annual long-term incentive compensation program, are effective May 8, 2006 and vest one-third per year on each of the second, third and fourth anniversaries of the date of grant.

(4) Mr. Wajsgras’ 2006 salary, RBI target and restricted stock award were reported on a Current Report on Form 8-K dated February 21, 2006.

Item 7.01	Regulation FD Disclosure

Also on May 3, 2006, the Board of Directors elected Michael C. Ruettgers to serve as the Lead Director of the Board. The Board also elected each of William R. Spivey, John M. Deutch and Linda G. Stuntz to serve as the Chair of the Management Development and Compensation Committee, the Chair of the Governance and Nominating Committee, and the Chair of the Public Affairs Committee, respectively. Ronald L. Skates will continue to serve as the Chair of the Audit Committee. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Summary of the Long-Term Performance Plan dated January 24, 2006

Exhibit 10.2	Form of Raytheon Company Performance Share Award Agreement under the Long-Term Performance Plan

Exhibit 99.1	Press Release dated May 8, 2006 issued by Raytheon Company

Exhibit 99.2	Statement dated May 3, 2006 issued by the Board of Directors of Raytheon Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006

RAYTHEON COMPANY

By:    /s/ Jay B. Stephens

Jay B. Stephens
Senior Vice President and General Counsel